UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 6, 2012

BITZIO, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51688 (Commission File Number)	16-1734022 (I.R.S. Employer Identification No.)

548 Market Street, Suite 18224 San Francisco, CA 94104 (Address of principal executive offices) (zip code)

(213) 400-0770 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations

Item 1.01

Entry into a Material Definitive Agreement

On December 22, 2011, we reported in a Current Report on Form 8-K that, on December 19, 2011, we entered into a Third Amendment to the Acquisition Agreement with DigiSpace Solutions, LLC.  Pursuant to this amendment:

1)

The Closing Date, as defined in the Agreement, was moved to January 10, 2012;

2)

Simultaneous with the execution of the Third Amendment, DigiSpace Holdings, Inc. paid to Jose Rivera the sum of $97,225.45; and

3)

The Options (as defined in the Agreement) will be executed and delivered on the Closing Date.  Both Amish Shah and Jose Rivera agreed to sign whatever documents are required at the closing prior to receiving the Options.  The exercise price on the Options will be reduced from $0.45 to $0.28 per share.

The amendment was entered into, and the closing of the acquisition of DigiSpace Solutions, LLC was postponed because of unfulfilled obligations by the parties.

The closing of the acquisition of DigiSpace Solutions, LLC took place on January 6, 2012.

Section 2 – Financial Information

Item 2.01

Completion of Acquisition or Disposition of Assets

On December 22, 2011, we reported in a Current Report on Form 8-K that, in a Current Report on Form 8-K filed with the Commission on October 3, 2011, we reported that our acquisition of DigiSpace Solutions, LLC had been completed.  There were several conditions to the closing, including the delivery of substantially complete and accurate financial statements of the acquired entity.  Following the October 3, 2011 date, it was determined by all parties that this condition had not been satisfied.  Accordingly, the parties agreed to (i) postpone the closing of the acquisition, (ii) change the exercise price on the Options (as defined in the original agreement) from $0.45 to $0.28 per share to reflect the then-current market price for the shares, and (iii) postpone the issuance of the Options until the closing.  As a material term of the Third Amendment, we agreed to pay to Jose Rivera the remaining cash portion of the purchase price, plus interest, for a total of $97,225.45.

The closing of the acquisition of DigiSpace Solutions, LLC took place on January 6, 2012.

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Section 3 – Securities and Trading Markets

Item 3.02

Unregistered Sales of Equity Securities

DigiSpace Acquisition

In connection with our acquisition of DigiSpace Solutions, LLC, described above, we issued options to two individuals, one of which was Amish Shah, a member of our Board of Directors, to each acquire Five Hundred Thousand (500,000) shares of our common stock at $0.28 per share.  The issuance was exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, the individuals were either accredited or sophisticated and familiar with our operations, and there was no solicitation.

Section 9 – Financial Statements and Exhibits.

Item 9.01

 Financial Statements and Exhibits.

(b)

Proforma financial information.  Proforma financial statements required by this item will be filed by amendment not later than 75 calendar days after the transaction reported in this Form 8-K.

(d)

Exhibits

10.1 (1)	Form of Proposed Acquisition Agreement with Digispace Holdings, Inc.

10.2 (2)	Amended Form of Proposed Acquisition Agreement with Digispace Solutions, LLC.

10.3 (2)	Second Amended Form of Proposed Acquisition Agreement with Digispace Solutions, LLC.

10.4 (3)	Third Amendment to the Acquisition Agreement with DigiSpace Solutions, LLC.

10.5	Option to Purchase Common Stock Issued to Amish Shah.

10.6	Option to Purchase Common Stock Issued to Jose Rivera.

(1)

Incorporated by reference from our Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, filed with the Commission on August 16, 2011.

(2)

Incorporated by reference from our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, filed with the Commission on November 18, 2011.

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(3)

Incorporated by reference from our Current Report on Form 8-K dated and filed with the Commission on December 22, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bitzio, Inc.

Dated: January 12, 2012	/s/ Gordon C. McDougall
By: Gordon C. McDougall
Its: Chief Executive Officer

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